UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 15, 2006

Golden Telecom, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-27423	51-0391303
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Rep. Office Golden TeleServices, Inc., 1 Kozhevnichesky Proezd, Moscow, Russia,		115114
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(011-7-501) 797-9300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 15, 2006, SMFT-CIS, Inc. ("SFMT-CIS"), a wholly-owned subsidiary of Golden Telecom, Inc. (the "Company" or "GTI") entered into a Memorandum of Understanding ("MOU") with Dawn Key Limited ("Dawn Key") to acquire a 51% ownership interest in ZAO Cortec and its subsidiaries (together "Corbina"). Dawn Key owns 71.11% of the issued and outstanding shares of Inure Enterprises Ltd. ("Inure"). Inure owns 99% of the issued and outstanding shares of Corbina. Upon closing, Dawn Key will receive $10.0 million in cash and will be issued GTI common stock such that Dawn Key will hold 8% of the outstanding common shares of GTI immediately following the closing. The transaction is conditioned upon, among other things, negotiating and entering into an Ownership Interest Purchase Agreement and the receipt of all necessary regulatory approvals in the United States and Russia. Additionally, prior the closing, Corbina shall assume up to $45.0 million of debt from Inure out of the approximately $90.0 million of debt that Insure owes to JSC Vneshtorgbank. The transaction is expected to close in the first half of 2007. A copy of the MOU is attached hereto as Exhibit 10.1 and is incorporated herein by reference. A copy of the press release announcing such transaction is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On December 15, 2006, SFMT-CIS entered into a Share Purchase Agreement ("SPA") with Belmark Enterprises, Inc. ("Belmark") to acquire 65% of the ownership interest in Fortland Limited ("Fortland") held by Belmark. Belmark will retain a 20% ownership interest in Fortland and Navic Consulting, Ltd. ("Navic") owns the remaining 15% interest in Fortland. Fortland owns 100% of Kolangon-Optim LLC ("Kolangon"). Kolangon, directly or through its subsidiaries, intends to provide Digital Video Broadcast Terrestrial transmission standard of broadcasting ("DVB-T") services over decimeter television channels with 8 megahertz bandwidth designed for DVB-T broadcasting in certain areas of the Russian Federation, and is the owner of certain telecommunications licenses and permits, as described in the SPA. A copy of the SPA is attached hereto as Exhibit 10.2 and is incorporated herein by reference. A copy of the press release announcing such transaction is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Upon closing, Belmark will receive $38.6 million in cash and an additional $11.1 million in cash subject to the satisfaction of Conditions Subsequent as defined in the SPA. In addition, the purchase price is subject to adjustments as defined in the SPA. The consummation of the transaction is conditioned upon, among other things, the receipt of all necessary regulatory approvals in Russia and the receipt of all required permits to provide DVB-T services with at least a minimum of seven channels in Moscow and five channels in St. Petersburg. The transaction is expected to close in the first half of 2007.

Simultaneous with the execution of the SPA, SFMT-CIS entered into a Share Option Agreement with Belmark and Navic whereby SFMT-CIS shall have the right to acquire the 15% ownership interest in Fortland owned by Navic at any time after September 30, 2010. Under the Share Option Agreement, Navic shall have the right to sell to SMFT-CIS its 15% ownership interest in Fortland at any time after September 30, 2010. Navic shall have the right to sell to SFMT-CIS its 15% ownership interest in Fortland before September 30, 2010 in case of the occurrence of a SFMT-CIS Change of Control as defined in the Share Option Agreement. The purchase price of the 15% ownership interest in Fortland by SFMT-CIS from Navic shall be equal to 15% of the fair value of Fortland, which calculation is defined in the Share Option Agreement. In addition, under the Share Option Agreement, SFMT-CIS shall have the right to acquire the remaining 20% ownership interest in Fortland owned by Belmark at any time after September 30, 2010. Belmark shall have the right to sell to SMFT-CIS its remaining 20% ownership interest in Fortland at any time after September 30, 2010. Additionally, Belmark shall have the to sell to SFMT-CIS its remaining 20% ownership interest in Fortland before September 30, 2010 in case of the occurrence of a SFMT-CIS Change of Control of the Company, as defined in the Share Option Agreement. A copy of the Share Option Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

The Company’s wholly-owned subsidiary, GTS Finance, Inc. ("GFI") entered into a loan agreement whereby GFI will provide a secured loan of $12.1 million to Navic. The loan is secured by a pledge of the 15% ownership interest in Fortland. The maturity date shall be the date of payment by SFMT-CIS of the Option Price for the Option Shares, as these terms are defined in the Share Option Agreement, or April 11, 2011, whichever occurs later. The loan carriers interest at a rate of 8% per annum. A copy of the Loan Agreement is attached hereto as Exhibit 10.4 and is incorporated herein by reference. A copy of the Pledge and Security Agreement is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

10.1 Memorandum of Understanding, dated December 15, 2006, by and between Golden Telecom, Inc. and Dawn Key Limited.
10.2 Share Purchase Agreement, dated December 15, 2006, by and between SFMT-CIS, Inc. and Belmark Enterprises, Inc.
10.3 Share Option Agreement, dated December 15, 2006, by and between SFMT-CIS, Inc., Navic Consulting Ltd., and Belmark Enterprises, Inc.
10.4 Loan Agreement, dated December 15, 2006, by and between GTS Finance, Inc. and Navic Consulting Ltd.
10.5 Pledge and Security Agreement, dated December 15, 2006, by and between GTS Finance, Inc., Fortland Limited, and Navic Consulting Ltd.
99.1 Press release announcing Golden Telecom, Inc. signs Memorandum of Understanding to acquire Corbina in exchange for Golden Telecom, Inc. shares and cash consideration.
99.2 Press release announcing entering into a Share Purchase Agreement for the acquisition of a 65% interest in Fortland Limited.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Golden Telecom, Inc.

December 20, 2006	By:	/s/ Boris Svetlichny

Name: Boris Svetlichny
Title: Senior Vice-President, Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

10.1	Memorandum of Understanding, dated December 15, 2006, by and between Golden Telecom, Inc. and Dawn Key Limited.
10.2	Share Purchase Agreement, dated December 15, 2006, by and between SFMT-CIS, Inc. and Belmark Enterprises, Inc.
10.3	Share Option Agreement, dated December 15, 2006, by and between SFMT-CIS, Inc., Navic Consulting Ltd., and Belmark Enterprises, Inc.
10.4	Loan Agreement, dated December 15, 2006, by and between GTS Finance, Inc. and Navic Consulting Ltd.
10.5	Pledge and Security Agreement, dated December 15, 2006, by and between GTS Finance, Inc., Fortland Limited, and Navic Consulting Ltd.
99.1	Press release announcing Golden Telecom, Inc. signs Memorandum of Understanding to acquire Corbina in exchange for Golden Telecom, Inc. shares and cash consideration.
99.2	Press release announcing entering into a Share Purchase Agreement for the acquisition of a 65% interest in Fortland Limited.